SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2001
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                  Charter Municipal Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


              1-13237                                   13-3949418
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      (Commission File Number)             (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            In connection with the issuance and sale by Charter Municipal
Mortgage Acceptance Company (the "Company") of 7,900,000 common shares of beneficial interest, no par value (the "Common Shares") on May 10, 2001(the "Offering"), the Company is hereby filing the underwriting agreement (the "Underwriting Agreement") entered into with UBS Warburg LLC, as representative of the several underwriters, pursuant to the Offering.

            1.1 Underwriting Agreement, dated May 10, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:   /s/  Stuart J. Boesky
                                         ---------------------
                                         Stuart J. Boesky
                                         President
     October 22, 2001